Exhibit 10.1

TERMINATION AGREEMENT

THIS TERMINATION AGREEMENT (this “Agreement”), dated March 23, 2020 (the “Effective Date”), is by and among MoneyGram International, Inc., a Delaware corporation (the “Company”), the parties set forth on the signature pages hereto under the heading THL Investors (collectively, “THL”), the parties set forth on the signature pages hereto under the heading GS Investors (collectively, “GS,” and GS together with THL, the “Investors,” and the Investors together with the Company, each a “Party” and collectively, the “Parties). Capitalized terms used but not defined herein have the respective meanings given to them in the Purchase Agreement (as defined below) as in effect immediately prior to the execution of this Agreement.

WHEREAS, the Company and the Investors are parties to that certain Amended and Restated Purchase Agreement, dated as of March 17, 2008 (the “Purchase Agreement”);

WHEREAS, the Company and each of the Investors desire to terminate the Purchase Agreement;

WHEREAS, the Company and the Investors are parties to that certain Registration Rights Agreement, dated as of March 25, 2008 (as amended, the “RRA”); and

WHEREAS, the Company and THL, as between each other, desire to terminate the rights and obligations of the Company and THL under the RRA.

NOW, THEREFORE, in consideration of the covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties agree as follows:

1.

Termination of the Purchase Agreement. The Parties acknowledge and agree that effective as of the Effective Date, the Purchase Agreement is hereby terminated and of no further force or effect, and the Parties have no further rights, obligations or liabilities thereunder. The Parties acknowledge and agree that no Party is in default under, or in breach of, the Purchase Agreement.

2.

Termination of Rights under the RRA. The Company and THL, as between each other, acknowledge and agree that all rights and obligations of the Company and THL under the RRA are hereby terminated and of no further force or effect, and the Company and THL have no further rights, obligations or liabilities thereunder. The Company and THL agree that neither the Company nor THL is in default under, or in breach of, the RRA. For the avoidance of doubt, the RRA shall remain in full force and effect as between the Company and GS.

3.

Mutual Release: Purchase Agreement; Disclaimer of Liability. Each of the Company, THL and GS, each on behalf of itself and each of its respective successors, subsidiaries, Affiliates, assignees, officers, directors, employees, Representatives, agents, attorneys, auditors, and advisors and the heirs, successors and assigns of each of them (the “Releasors”), does, to the fullest extent permitted by Law, hereby fully releases, forever discharges and covenants not to sue any other Party or any of their respective successors, subsidiaries, Affiliates, assignees, officers, directors, employees, Representatives, agents, attorneys, auditors, stockholders, shareholders, and advisors and the heirs, successors and assigns of each of them (collectively the “Releasees”), from and with respect to any and all liability, claims, rights, actions, causes of action, suits, liens, obligations, accounts, debts, demands, agreements, promises, liabilities, controversies, costs, charges, damages, expenses and fees (including attorneys’, financial advisors’ or other fees) (“Claims”), howsoever arising, whether based on any Law or right of action, known or unknown, mature or unmatured, contingent or fixed, liquidated or unliquidated, accrued or unaccrued, which Releasors, or any of them, ever had or now have or can have or shall or may hereafter have against the Releasees, or any of them, in connection with, arising out of or related to the Purchase Agreement, including any breach, non-performance, action or failure to act under the Purchase Agreement, the events leading to the termination of the Purchase Agreement or any deliberations or negotiations in connection with this Agreement. The release contemplated by this Section 3 is intended to be as broad as permitted by Law and is intended to, and does, extinguish all Claims of any kind whatsoever, whether in Law or equity or otherwise, that are based on or relate to facts, conditions, actions or omissions (known or unknown) that have existed or occurred at any time to and including the Effective Date.

4.

Release of Claims: RRA; Disclaimer of Liability. THL, on behalf of itself and its Releasors, does, to the fullest extent permitted by Law, hereby fully releases, forever discharges and covenants not to sue the Company or GS or any of their respective Releasees, from and with respect to any and all Claims, howsoever arising, whether based on any Law or right of action, known or unknown, mature or unmatured, contingent or fixed, liquidated or unliquidated, accrued or unaccrued, which Releasors, or any of them, ever had or now have or can have or shall or may hereafter have against the Releasees, or any of them, in connection with, arising out of or related to the rights of THL under the RRA, including any breach, non-performance, action or failure to act under the RRA, the events leading to the termination of such rights under the RRA, or any deliberations or negotiations in connection with this Agreement. Each of the Company and GS, each on behalf of itself and each of its respective Releasors, does, to the fullest extent permitted by Law, hereby fully releases, forever discharges and covenants not to sue THL or any of its respective Releasees, from and with respect to any and all Claims, howsoever arising, whether based on any Law or right of action, known or unknown, mature or unmatured, contingent or fixed, liquidated or unliquidated, accrued or unaccrued, which Releasors, or any of them, ever had or now have or can have or shall or may hereafter have against the Releasees, or any of them, in connection with, arising out of or related to the rights of the Company or GS under the RRA, including any breach, non-performance, action or failure to act under the RRA, the events leading to the termination of such rights under the RRA, or any deliberations or negotiations in connection with this Agreement. The releases contemplated by this Section 4 are intended to be as broad as permitted by Law and are intended to, and do, extinguish all Claims of any kind whatsoever, whether in Law or equity or otherwise, that are based on or relate to facts, conditions, actions or omissions (known or unknown) that have existed or occurred at any time to and including the Effective Date.

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5.

Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under any applicable principles of conflicts of laws of the State of Delaware.

6.

Counterparts. This Agreement may be signed in one (1) or more counterparts, each of which will be deemed an original, but all of which will constitute one and the same instrument. The exchange of copies of this Agreement, any amendments hereto, any signature pages required hereunder or any other documents required or contemplated hereunder by facsimile or via email transmission in Portable Document Format (.pdf) shall constitute effective execution and delivery of same as to the Parties and may be used in lieu of the original document for all purposes.

[Signature Page Follows]

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IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the Parties as of the date first written above.

COMPANY: MONEYGRAM INTERNATIONAL, INC.

By:	/s/ Robert L. Villaseñor

Name:	Robert L. Villaseñor
Title:	General Counsel and Corporate Secretary

Signature Page to Termination Agreement

THL INVESTORS:

THOMAS H. LEE EQUITY FUND VI, L.P.

By: THL Equity Advisors VI, LLC, its general partner

By: Thomas H. Lee Partners, L.P., its sole member

By: Thomas H. Lee Advisors, LLC, its general partner

By: THL Holdco, LLC, its managing member

By:	/s/ Ganesh B. Rao
Name:	Ganesh B. Rao
Title:	Managing Director

THOMAS H. LEE PARALLEL FUND VI, L.P.

By: THL Equity Advisors VI, LLC, its general partner

By: Thomas H. Lee Partners, L.P., its sole member

By: Thomas H. Lee Advisors, LLC, its general partner

By: THL Holdco, LLC, its managing member

By:	/s/ Ganesh B. Rao
Name:	Ganesh B. Rao
Title:	Managing Director

THOMAS H. LEE PARALLEL (DT) FUND VI, L.P.

By: THL Equity Advisors VI, LLC, its general partner

By: Thomas H. Lee Partners, L.P., its sole member

By: Thomas H. Lee Advisors, LLC, its general partner

By: THL Holdco, LLC, its managing member

By:	/s/ Ganesh B. Rao
Name:	Ganesh B. Rao
Title:	Managing Director

Signature Page to Termination Agreement

GREAT WEST INVESTORS L.P. By: Thomas H. Lee Advisors, LLC, its attorney in fact By: THL Holdco, LLC, its managing member

By:	/s/ Ganesh B. Rao
Name:	Ganesh B. Rao
Title:	Managing Director

PUTNAM INVESTMENTS EMPLOYEES’ SECURITIES COMPANY III, LLC

By: Putnam Investment Holdings, LLC, its managing member

By: Putnam Investments, LLC, its managing member

By: Thomas H. Lee Advisors, LLC, its attorney-in-fact

By: THL Holdco, LLC, its managing member

By:	/s/ Ganesh B. Rao
Name:	Ganesh B. Rao
Title:	Managing Director

THL COINVESTMENT PARTNERS, L.P. By: Thomas H. Lee Partners, L.P., its general partner By: Thomas H. Lee Advisors, LLC, its general partner By: THL Holdco, LLC, its managing member

By:	/s/ Ganesh B. Rao
Name:	Ganesh B. Rao
Title:	Managing Director

THL OPERATING PARTNERS, L.P. By: Thomas H. Lee Partners, L.P., its general partner By: Thomas H. Lee Advisors, LLC, its general partner By: THL Holdco, LLC, its managing member

By:	/s/ Ganesh B. Rao
Name:	Ganesh B. Rao
Title:	Managing Director

Signature Page to Termination Agreement

THL EQUITY FUND VI INVESTORS (MONEYGRAM), LLC

By: THL Equity Fund Advisors, LLC, its manager

By: Thomas H. Lee Partners, L.P., its sole member

By: Thomas H. Lee Advisors, LLC, its general partner

By: THL Holdco, LLC, its managing member

By:	/s/ Ganesh B. Rao
Name:	Ganesh B. Rao
Title:	Managing Director

Signature Page to Termination Agreement

GS INVESTORS: GS CAPITAL PARTNERS VI PARALLEL, L.P. By: GS Advisors VI, L.L.C., its general partner

By:	/s/ Bradley Gross
Name:	Bradley Gross
Title:	Authorized Person

GSMP V ONSHORE US, LTD.

By:	/s/ Bradley Gross
Name:	Bradley Gross
Title:	Authorized Person

GSMP V OFFSHORE US, LTD.

By:	/s/ Bradley Gross
Name:	Bradley Gross
Title:	Authorized Person

GSMP V INSTITUTIONAL US, LTD.

By:	/s/ Bradley Gross
Name:	Bradley Gross
Title:	Authorized Person

BROAD STREET PRINCIPAL INVESTMENTS, L.L.C.

By:	/s/ Bradley Gross
Name:	Bradley Gross
Title:	Authorized Person

Signature Page to Termination Agreement